© Fifth Third Bank | All Rights Reserved Investor Update February 6, 2014 Please refer to earnings release dated January 23, 2014 for further information. Exhibit 99.1

Advantaged size & scope in current environment
Source: SNL Financial. Rankings based on U.S. headquartered commercial banks, excludes trust banks.
Data as of 12/31/13
JPM
BAC
C
WFC
USB
PNC
COF
BBT
STI
FITB
RF
KEY
MTB
CMA
HBAN
ZION
FRC
FNFG
BPOP
CYN
$2.4T
$2.1T
$320B
$1.9T
$1.5T
$364B
$297B
$182B
$175B
$130B #10
$117B
$93B
$85B
$65B
$59B
$56B
$42B
$38B
$36B
$30B
JPM
BAC
WFC
C
USB
PNC
COF
STI
BBT
FITB
RF
KEY
MTB
CMA
HBAN
ZION
FRC
BPOP
FNFG
CYN
$1.1T
$221B
$1.1T
$262B
$205B
$130B
$128B
$99B #10
$93B
$69B
$67B
$53B
$48B
$46B
$32B
$27B
$27B
$26B
$1.3T
$968B
WFC
JPM
BAC
C
USB
COF
PNC
BBT
STI
FITB
MTB
RF
KEY
CMA
HBAN
FRC
ZION
SBNY
EWBC
SIVB
$220B
$44B
$165B
$74B
$41B
$26B
$20B
$18B #10
$15B
$14B
$12B
$9B
$8B
$7B
$6B
$5B
$5B
$5B
$239B
$159B
Diversified financial services company operating in 12 states
Market Capitalization Total Deposits Total Assets
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Fifth Third Bank | All Rights Reserved
Broad scope of products and services
addressing the needs of wide array of customers
Consumer Lending Branch Banking Wealth Management Wholesale Banking
Retail Bank
Cards
Mortgage
Auto
$560MM total revenue
$8.8B average core deposits
$27B assets under
management
$302B assets under care
$2.3B total revenue
$45.1B average loans
$27.9B average core
deposits
$2.3B total revenue
$19.8B average loans
1,320 banking centers
2,586 ATMs
12 states
$1.1B total revenue
$22.2B average loans
#12 mortgage originator
(42 states)
#6 bank indirect auto
Private Bank
Retail Brokerage
Institutional Services
Commercial Bank
Footprint
Business
Lines
Highlights
In footprint markets
National consumer lending
In footprint markets
National commercial banking
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$2.0B average loans
originator (45 states)

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2013: A record year
Return on avg. assets Net income to common ($MM)
Generated highest level of net
income in Company’s history
Improving profitability approaching
target for normalized environment
Net charge-off ratio
Problem assets at lowest
levels in five years
Tier 1 common ratio
3
ALLL / NPLs
Coverage levels among
strongest  the industry
Capital ratios strong and above
regulatory well-capitalized levels
1 2013 is net of the issuance of shares valued at $398MM related to the Series G preferred stock conversion on July 1, 2013.
2 Repurchases of shares in the amount of after-tax gains on the sale of Vantiv shares.
3 Non-GAAP measure; see Reg. G reconciliation in appendix; capital ratios estimated; presented under current U.S. capital regulations
Total payout ratio
Net payouts to shareholders
of $1.3B
2
in 2013
1
2
100% of
gains
45% of
earnings
ex-Vantiv
gains
26% of
earnings
ex-Vantiv
gains
0.64%
0.67%
1.15%
1.34%
1.48%
2009 2010 2011 2012 2013
$511 $503
$1,094
$1,541
$1,799
2009 2010 2011 2012 2013
3.20%
3.02%
1.49%
0.85%
0.58%
2009 2010 2011 2012 2013
7.0%
7.5%
9.4%
9.5%
9.4%
2009 2010 2011 2012 2013
127%
179%
157%
180%
211%
2009 2010 2011 2012 2013
6% 6%
23%
21% 23%
31%
39%
11%
12%
2009 2010 2011 2012 2013
Common Dividends
Declared
Share Repurchases
- ex-Vantiv
Share Repurchases
- Vantiv

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Disciplined expense management
Expense trend ($MM)
Operating leverage is a strategic priority in all environments
Efficiency ratio trend
Reported expense $1,163 $978 $1,035 $959 $989
Adjusted expense
1
$1,013 $972 $985 $920 $896
1
$500
$600
$700
$800
$900
$1,000
$1,100
$1,200
4Q12 1Q13 2Q13 3Q13 4Q13
65%
60%
53%
59%
62%
61%
61%
61%
60%
59%
4Q12 1Q13 2Q13 3Q13 4Q13
Efficiency ratio
Adjusted efficiency ratio
• Mid-50% efficiency ratio target
Significant items reflected in “Adjusted expense” and “Adjusted efficiency ratio” for all quarters listed on page 11 in the appendix.
• Current efficiency ratio reflects below-
capacity balance sheet and lower
revenue than we expect and can
support longer term
– Normalized interest rate environment
1

Capital management – core focus
Tier 1 common equity
1
$710MM common
stock repurchases
(net of $398MM
shares issued
related to Series G
conversion)
$407MM common
dividends declared
$212MM common
stock repurchases
utilizing AT Vantiv
gains
Common Shares Outstanding (MM)
and Tangible Book Value per share
• 2014 CCAR plan designed to maintain capital at
approximately current levels, managed with share
repurchases and targeting dividends consistent with the
Federal Reserve's 30% guidance.
– Consistent with prior plans, would generally intend to
repurchase any equity created through Vantiv-related
gains
– Plans contingent on non-objection from the Federal
Reserve and on the Board’s future decisions
Basel III
Est.  9.5%²
Basel III
Est.  9.0%²
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2013 Net Payouts
($MM)
9.5%
9.7%
9.4%
9.9%
9.4%
0%
2%
4%
6%
8%
10%
4Q12
1Q13 2Q13 3Q13
4Q13
882
875
851
887
855
$12.33
$12.62
$12.69
$13.09
$13.00
650
700
750
800
850
900
$11.00
$11.50
$12.00
$12.50
$13.00
$13.50
$14.00
4Q12 1Q13 2Q13 3Q13 4Q13
Common Shares O/S TBV per share
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1
2
  Non-GAAP measure; See Reg. G reconciliation in appendix.

Capital ratios estimated; presented under current U.S. capital regulations. The pro forma Basel III Tier I common equity ratio is management’s estimate based upon its current interpretation of recent prospective regulatory capital requirements approved in July 2013.

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Valuable ownership stake in Vantiv, Inc.
March 2009
Significant unrecognized value unlocked
March 2009 – Present
Realizing earning potential
Ongoing impact
Positioned well to generate future value
$2.35
billion¹
enterprise value
Note payable to
Fifth Third Bank
subsidiaries
Equity value
1
• Equity valuation of $1.1B
– Including $561MM cash payment
related to Advent’s 51% ownership
and put rights
– Fifth Third retained 49% ownership
with additional warrants
Recognized value to date
($MM pre-tax)
• Currently own 25% interest in
Vantiv Holding, LLC, convertible to
Vantiv, Inc. shares (NYSE: VNTV)
– Carrying (book) value of
$415MM as of 9/30/13
– Ownership (market) value of
~$1.6B as of 12/31/13
• Ongoing equity method earnings
• Warrant to purchase additional
shares in Vantiv
– Carried as a derivative asset at
fair value of $384MM as of
12/31/13
• Annual payment corresponding
with tax benefits accruing to Fifth
Third associated with the tax
receivable agreement (TRA)
– Vantiv reported FITB TRA at a
gross value of $494MM as of
3Q13
– $9MM in 4Q13
Equity ownership & earnings
$115
$484
$340
$213
Gain on IPO
Gains on share
sales
Net put and
warrant
valuation gains
Equity method
Earnings
2
83.9
70.2
48.8
$0
$10
$20
$30
$40
$50
$60
$70
0
15
30
45
60
75
90
2011 2012 2013
Class B shares (MM)
Equity method earnings ($MM)
2
$1.10B
$1.25B
Enterprise Value Components
Before Fifth Third’s valuation of warrants, put rights, and minority interest discounts expected to reduce its implied valuation of the business by an estimated $50 million.
2013 equity method earnings reflect results through 3Q13, as Vantiv has not yet reported 4Q13 results.
1
2
Total gains/earnings recognized ~$3 billion
• Pre-tax gain of $1.8B

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Investment thesis
• Consistent earnings power with high returns
• Healthy balance sheet with strong growth potential
• Commercial Bank with growing scale and scope of products and services
• Redesign of Consumer Bank for long term profitability
• Growing wealth management and brokerage services business
• Long history of disciplined expense management
• Balanced capital management supporting growth and shareholder returns

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Cautionary statement
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as
amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality;
(3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions;
(4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth
Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board
(FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth
Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act;
(14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from the separation of or the results of operations of Vantiv, LLC; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

© Fifth Third Bank | All Rights Reserved Appendix

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Pre-tax pre-provision earnings
1
PPNR trend
PPNR down 6% from 3Q13 and flat to prior year; adjusted PPNR up 3% sequentially and down 3% from prior year
PPNR reconciliation
$641
$608
$632
$603
$623
$0
$100
$200
$300
$400
$500
$600
$700
4Q12 1Q13 2Q13 3Q13 4Q13
Adjusted PPNR
PPNR     $616              $653               $905              $655              $614
($ in millions) 4Q12 1Q13 2Q13 3Q13 4Q13
Income before income taxes (U.S. GAAP) (a) $540 $591 $841 $604 $561
Add: Provision expense (U.S. GAAP) (b) 76 62 64 51 53
PPNR (a) + (b) $616 $653 $905 $655 $614
Adjustments to remove (benefit) / detriment
2
:
In noninterest income:
Gain from sales of Vantiv shares (157) - (242) (85) -
Vantiv warrant & puts 19 (34) (76) (6) (91)
Other Vantiv-related income - - - - (9)
Valuation of 2009 Visa total return swap 15 7 5 2 18
Sale of certain Fifth Third funds - (7) - - -
BOLI settlement - - (10) - -
Securities (gains) / losses (2) (17) - (2) (2)
In noninterest expense:
Debt extinguishment (gains) / losses 134 - - - 8
Severance expense 3 3 1 5 8
Large bank assessment fees - - - 5 -
Gain on sale of affordable housing investments - (9) (2) (1) -
Donation to Fifth Third Foundation - 3 - - 8
Additions to litigation reserves 13 9 51 30 69
Adjusted PPNR $641 $608 $632 $603 $623
Credit-related items:
In noninterest income 13 10 6 5 5
In noninterest expense 68 24 35 16 (12)
Credit-adjusted PPNR
3
$722 $642 $673 $624 $616
Non-GAAP measure; see Reg. G reconciliation on following pages.

Prior quarters include similar adjustments.
There are limitations on the usefulness of credit-adjusted PPNR, including the significant degree to which changes in credit and fair value are integral, recurring components of the
Bancorp’s  core operations as a financial institution. This measure has been included herein to facilitate a greater understanding of the Bancorp’s financial condition.
Note: 4Q13 and 3Q13 also included benefits to the mortgage repurchase provision of $28MM and $4MM, respectively. 2Q13, 1Q13, and 4Q12 also included the impact of $47MM,
$30MM, and $21MM in mortgage repurchase provision, respectively. These impacts are reflected in “Credit-related items” listed above.
1
2
3

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Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
December September June March December
2013 2013 2013 2013 2012
Income before income taxes (U.S. GAAP) $561 $604 $841 $591 $540
Add: Provision expense (U.S. GAAP) 53 51 64 62 76
Pre-provision net revenue (a) 614 655 905 653 616
Net income available to common shareholders (U.S. GAAP) 383                             421                             582                             413                             390
Add: Intangible amortization, net of tax 1                                 1                                 1                                 1                                 2
Tangible net income available to common shareholders 384                             422                             583                             414                             392
Tangible net income available to common shareholders (annualized) (b) 1,523                         1,674                         2,338                         1,679                         1,559
Average Bancorp shareholders' equity (U.S. GAAP) 14,757                       14,440                       14,221                       13,779                       13,855
Less: Average preferred stock (703)                           (593)                           (717)                           (398)                           (398)
Average goodwill (2,416)                        (2,416)                        (2,416)                        (2,416)                        (2,417)
Average intangible assets (20)                              (22)                              (24)                              (26)                              (28)
Average tangible common equity (c) 11,618                       11,409                       11,064                       10,939                       11,012
Total Bancorp shareholders' equity (U.S. GAAP) 14,589                       14,641                       14,239                       13,882                       13,716
Less:  Preferred stock (1,034)                        (593)                           (991)                           (398)                           (398)
Goodwill (2,416)                        (2,416)                        (2,416)                        (2,416)                        (2,416)
Intangible assets (19)                              (21)                              (23)                              (25)                              (27)
Tangible common equity, including unrealized gains / losses (d) 11,120                       11,611                       10,809                       11,043                       10,875
Less: Accumulated other comprehensive income (82)                              (218)                           (149)                           (333)                           (375)
Tangible common equity, excluding unrealized gains / losses (e) 11,038                       11,393                       10,660                       10,710                       10,500
Total assets (U.S. GAAP) 130,443                     125,673                     123,360                     121,382                     121,894
Less:  Goodwill (2,416)                        (2,416)                        (2,416)                        (2,416)                        (2,416)
Intangible assets (19)                              (21)                              (23)                              (25)                              (27)
Tangible assets, including unrealized gains / losses (f) 128,008                     123,236                     120,921                     118,941                     119,451
Less: Accumulated other comprehensive income / loss, before tax (126)                           (335)                           (229)                           (512)                           (577)
Tangible assets, excluding unrealized gains / losses (g) 127,882                     122,901                     120,692                     118,429                     118,874
Common shares outstanding (h) 855                             887                             851                             875                             882
Ratios:
Return on average tangible common equity (b) / (c) 13.1% 14.7% 21.1% 15.4% 14.1%
Tangible common equity (excluding unrealized gains/losses) (e) / (g) 8.63% 9.27% 8.83% 9.03% 8.83%
Tangible common equity (including unrealized gains/losses) (d) / (f) 8.69% 9.42% 8.94% 9.28% 9.10%
Tangible book value per share (d) / (h) 13.00 13.09 12.69 12.62 12.33
For the Three Months Ended

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Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
December September June March December
2013 2013 2013 2013 2012
Total Bancorp shareholders' equity (U.S. GAAP) $14,589 $14,641 $14,239 $13,882 $13,716
Goodwill and certain other intangibles (2,492)                        (2,492)                        (2,496)                        (2,504)                        (2,499)
Unrealized gains (82)                              (218)                           (149)                           (333)                           (375)
Qualifying trust preferred securities 60                               810                             810                             810                             810
Other 19                               21                               22                               23                               33
Tier I capital 12,094                       12,762                       12,426                       11,878                       11,685
Less: Preferred stock (1,034)                        (593)                           (991)                           (398)                           (398)
Qualifying trust preferred securities (60)                              (810)                           (810)                           (810)                           (810)
Qualifying noncontrolling interest in consolidated subsidiaries (37)                              (39)                              (38)                              (38)                              (48)
Tier I common equity (a) 10,963                       11,320                       10,587                       10,632                       10,429
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (b) 116,836                     114,544                     112,285                     109,626                     109,699
Ratio:
Tier I common equity (a) / (b) 9.38% 9.88% 9.43% 9.70% 9.51%
Basel III - Estimated Tier 1 common equity ratio
December September
2013 2013
Tier 1 common equity (Basel I) $10,963 $11,320
Add: Adjustment related to capital components $82 $88
Estimated Tier 1 common equity under final Basel III rules without AOCI (opt out)(c) $11,045 $11,408
Add: Adjustment related to AOCI $82 $218
Estimated Tier 1 common equity under final Basel III rules with AOCI (non opt out)(d) $11,127 $11,626
Estimated risk-weighted assets under final Basel III rules (e) 122,602                     120,447
Estimated Tier 1 common equity ratio under final Basel III rules (opt out) (c) / (e) 9.01% 9.47%
Estimated Tier 1 common equity ratio under final Basel III rules (non opt out) (d) / (e) 9.08% 9.65%
(c), (d)
(e)
Under the final Basel III rules, non-advanced approach banks are permitted to make a one-time election to opt out of the requirement to include AOCI in Tier 1 common equity. Other adjustments include mortgage servicing rights and deferred tax assets subject to threshold limitations and deferred tax liabilities related to intangible assets.
Key differences under Basel III in the calculation of risk-weighted assets compared to Basel I include: (1) Risk weighting for commitments under 1 year; (2) Higher risk weighting for exposures to securitizations, past due loans, foreign banks and certain commercial real estate; (3) Higher risk weighting for mortgage servicing rights and deferred tax assets that are under certain thresholds as a percent of Tier 1 capial; and (4) Derivatives are differentiated between exchange clearing and over-the-counter and the 50% risk-weight cap is removed.
For the Three Months Ended

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Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
2013 2012 2011 2010 2009
Total Bancorp shareholders' equity (U.S. GAAP) $14,589 $13,716 $13,201 $14,051 $13,497
Goodwill and certain other intangibles (2,492)                        (2,499)                        (2,514)                        (2,546)                        (2,565)
Unrealized gains (82)                              (375)                           (470)                           (314)                           (241)
Qualifying trust preferred securities 60                               810                             2,248                         2,763                         2,763
Other 19                               33                               38                               11                               (26)
Tier I capital 12,094                       11,685                       12,503                       13,965                       13,428
Less: Preferred stock (1,034)                        (398)                           (398)                           (3,654)                        (3,609)
Qualifying trust preferred securities (60)                              (810)                           (2,248)                        (2,763)                        (2,763)
Qualifying noncontrolling interest in consolidated subsidiaries (37)                              (48)                              (50)                              (30)                              -
Tier I common equity (a) 10,963                       10,429                       9,807                         7,518                         7,056
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (b) 116,836                     109,699                     104,945                     100,561                     100,933
Ratio:
Tier I common equity (a) / (b) 9.38% 9.51% 9.35% 7.48% 6.99%
For the Year Ended